SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 24, 2006


                         Commission file number 0-14061


                             STEEL TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

           Kentucky                                             61-0712014
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                 15415 Shelbyville Road, Louisville, KY   40245
               (Address of principal executive offices) (Zip Code)

                                 (502) 245-2110
              (Registrant's telephone number, including area code)

                                 Not applicable
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On January 24, 2006, Steel Technologies Inc. issued a press release announcing its financial results for the first quarter ended December 31, 2005. A copy of the press release is attached hereto as Exhibit 99.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of this section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.



Item 9.01  Financial Statements and Exhibits

(c)      Exhibits

         Exhibit No.                    Description of Exhibit

             99 Press release issued by Steel Technologies on January 24, 2006, regarding the financial results for the first quarter ended December 31, 2005


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEEL TECHNOLOGIES INC.
(Registrant)







  By      /s/ Joseph P. Bellino
          -----------------------------
          Joseph P. Bellino
          Chief Financial Officer





Dated: January 24, 2006

                                   EXHIBIT 99


                                  NEWS RELEASE


Contact: Bradford T. Ray                    Joseph P. Bellino
         Chief Executive Officer            Chief Financial Officer
         502/245-2110                       502/245-2110


                STEEL TECHNOLOGIES REPORTS FIRST QUARTER RESULTS
                                   ----------
     First Quarter Net Income Totals $3.2 Million or $0.25 Per Diluted Share
                                   ----------
                Company Comments on Volume and Operating Margins


LOUISVILLE, Ky. (January 24, 2006) - Steel Technologies Inc. (NASDAQ/NM: STTX) today reported results for the first fiscal quarter ended December 31, 2005. For the three months ended December 31, 2005, sales were $212.6 million, a 16% decline from the record $254.0 million reported for the same period a year ago. Net income for the quarter was $3.2 million or $0.25 per diluted share compared with a record $14.5 million or $1.11 per diluted share in the year-earlier period.

     "In our first fiscal quarter of 2006, volume improved 6% sequentially from the previous quarter, along with quarter-to-quarter improvements in operating margins and net income," said Bradford T. Ray, Chairman and Chief Executive Officer. "Although shipments of approximately 270,000 tons were down 8% from year earlier levels, this was in line with expected shipments as indicated in an earlier release.

     "Our Mi-Tech Steel joint venture experienced solid results during the quarter," Ray added. "Mi-Tech continues to play an important role in our North American platform."

     Concluding, Ray said, "Looking ahead to the second quarter, our current demand is solid across all segments. We expect to realize ongoing sequential improvement in our operating margins, and are very confident that we will continue to expand the value we bring to the market."

                                     -MORE-

STTX Reports First Quarter 2006 Results
Page 2
January 24, 2006


     A live broadcast of Steel Technologies' conference call will begin at 10:00 a.m. Eastern Time today. An online replay will be available approximately two hours following the conclusion of the live broadcast and will continue through February 24, 2006. A link to this event will be available at the Company's website.

     Steel Technologies processes flat-rolled steel to specific thickness, width, temper, finish and shape requirements for automotive, appliance, lawn and garden, office furniture, agriculture, railcar, construction, hardware, and consumer goods. The Company has 20 facilities, including its joint-venture operations, located throughout the United States and Mexico. More information about the Company may be found on the World Wide Web at www.steeltechnologies.com.

     Statements contained in this release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties (contained in the Company's SEC filings), which could cause actual results to differ materially from those projected. SEC filings may be obtained from the SEC or by contacting the Company.


                                     -MORE-

STTX Reports First Quarter 2006 Results
Page 3
January 24, 2006

                         STEEL TECHNOLOGIES INC.
                  Condensed Consolidated Balance Sheets

                                                     December 31    September 30
(In thousands)                                           2005           2005
--------------------------------------------------------------------------------
ASSETS
Current assets:
   Cash and cash equivalents ...................      $  17,524       $  30,991
   Trade accounts receivable, net ..............         98,639         112,033
   Inventories .................................        154,662         121,423
   Deferred income taxes .......................          1,541           1,621
   Prepaid expenses and other assets ...........          6,488           6,289
                                                      ---------       ---------
      Total current assets .....................        278,854         272,357

Property, plant and equipment, net .............        112,961         110,501

Investments in and advances to
   unconsolidated affiliates ...................         26,031          25,182

Goodwill .......................................         18,148          18,148

Other assets ...................................          3,020           2,751
                                                      ---------       ---------
                                                      $ 439,014       $ 428,939
                                                      =========       =========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable ............................      $  67,574       $  59,559
   Accrued liabilities .........................         11,545          13,394
   Income taxes payable ........................          2,267           1,244
   Deferred income taxes .......................            193             254
   Long-term debt due within one year ..........            -               -
                                                      ---------       ---------
      Total current liabilities ................         81,579          74,451

Long-term debt .................................         80,000          80,000
Deferred income taxes ..........................         15,477          15,972
Other long-term liabilities ....................          4,234           3,757
                                                      ---------       ---------
      Total liabilities ........................        181,290         174,180
                                                      ---------       ---------
Commitments and contingencies

 Shareholders' equity:
   Preferred stock .............................            -               -
   Common stock.................................         70,808          70,662
   Treasury stock...............................        (24,486)        (24,475)
   Additional paid-in capital ..................          5,864           5,494
   Retained earnings ...........................        208,409         207,116
   Accumulated other comprehensive loss ........         (2,871)         (4,038)
                                                      ---------       ---------
     Total shareholders' equity ................        257,724         254,759
                                                      ---------       ---------
                                                      $ 439,014       $ 428,939
                                                      =========       =========




                                     -MORE-

STTX Reports First Quarter 2006 Results
Page 4
January 24, 2006

                             STEEL TECHNOLOGIES INC.
                   Condensed Consolidated Statements of Income

                                                             Three Months Ended
(In thousands, except per share results)                         December 31
--------------------------------------------------------------------------------
                                                             2005          2004
                                                           ---------------------

Sales ................................................     $212,554    $254,016
Cost of goods sold ...................................      199,367     221,570
                                                           --------    --------
     Gross profit ....................................       13,187      32,446

Selling, general and administrative expenses .........        8,756      10,121
Equity in net income of unconsolidated affiliates ....          848       1,471
                                                           --------    --------
  Operating income ...................................        5,279      23,796

Interest expense, net ................................          699       1,179
Loss on dipsosals/writeoffs of
   property, plant and equipment .....................            2         -
                                                           --------    --------
   Income before income taxes ........................        4,578      22,617

Provision for income taxes ...........................        1,344       8,100
                                                           --------    --------
   Net income ........................................     $  3,234    $ 14,517
                                                           ========    ========
Diluted weighted average number of
   common shares outstanding .........................       13,085      13,090
                                                           ========    ========
Diluted earnings per common share ....................     $   0.25    $   1.11
                                                           ========    ========
Basic weighted average number of
   common shares outstanding .........................       12,936      12,840
                                                           ========    ========
Basic earnings per common share ......................     $   0.25    $   1.13
                                                           ========    ========
Cash dividends per common share ......................     $   0.15    $   0.10
                                                           ========    ========


                                      -END-